            INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities   Exchange
                          Act of 1934
                    (Amendment No.        )

Filed by the Registrant [X]
Filed by a Party other than the Registrant []
Check the appropriate box:
[] Preliminary Proxy Statement
[] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[] Definitive Additional Materials
[] Soliciting  Material Pursuant to Rule  14a-11(c) or Rule 14a-12

                             AMERCO
------------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee  computed  on  table below per  Exchange  Act  Rules
14a-6(i)(1)
and 0-11.
     1)   Title  of each class of securities to which transaction applies:

          -------------------------------------------------------

     2)   Aggregate  number  of securities to  which  transaction applies:

          -------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          -------------------------------------------------------

     5)   Total  fee paid:

          -------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

    ------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by
    Exchange   Act Rule 0-11(a)(2) and identify the  filing  for
    which the  offsetting  fee  was  paid  previously.   Identify  the
    previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:


    ------------------------------------------------------


    2)  Form, Schedule or Registration Statement no.:


    ------------------------------------------------------


    3)  Filing Party:


    ------------------------------------------------------


    4)  Date Filed:


    ------------------------------------------------------

                             AMERCO<REGISTERED TRADENAME>

                 1325 AIRMOTIVE WAY, SUITE 100
                    RENO, NEVADA 89502-3239

                  NOTICE AND PROXY STATEMENT*
          FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS
             TO BE HELD ON FRIDAY, AUGUST 28, 1998

     TO THE STOCKHOLDERS:

         The 1998 Annual Meeting of the Stockholders of
     AMERCO  (the  "Company")  will   be  held  at  the
     Airport  Plaza  Hotel, 1981  Terminal  Way,  Reno,
     Nevada 89502, on Friday, August 28, 1998, at 11:00
     a.m.  (local  time)  to  (1)  elect  two  Class  I
     Directors  to serve until the 1999 Annual  Meeting
     of  Stockholders; (2) elect two Class IV Directors
     to   serve  until  the  2002  Annual  Meeting   of
     Stockholders; and (3) consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.

          The Board of Directors has fixed the close of business on June 29, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting or any adjournment(s) thereof.

          A copy of the Company's Annual Report for the year ended March 31, 1998, is enclosed, but is not deemed to be part of the official proxy soliciting materials.

         Your attention is directed to the accompanying proxy and proxy statement.

          Subject  to  applicable  law,  if  any  other
     matters  properly  come before  the  meeting,  the
     person  named  in  the enclosed  proxy  will  vote
     thereon   in   accordance   with   his   judgment.
     The Company's management cordially invites you  to
     attend   the   meeting.   In   fairness   to   all
     stockholders,  and in the interest of  an  orderly
     meeting,   we   ask  all  stockholders   attending
     the   meeting   to  observe  the  annual   meeting
     procedures attached hereto as Exhibit A.

                    By order of the Board  of Directors,
                    /s/ Gary V. Klinefelter
                    Gary V. Klinefelter
                    Secretary

          STOCKHOLDERS  ARE URGED TO  SIGN,  DATE,  AND
     PROMPTLY  MAIL  THE  PROXY CARD  IN  THE  ENCLOSED
     POSTAGE-PAID ENVELOPE.  YOUR PROMPT RESPONSE  WILL
     BE APPRECIATED.

     * Approximate date of mailing to stockholders: July 24, 1998

                             AMERCO <REGISTERED TRADENAME>

                         PROXY STATEMENT
               1998 ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD AUGUST 28, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of AMERCO, a Nevada corporation (the "Company"), for use at the 1998 Annual Meeting of Stockholders to be held on Friday, August 28, 1998 at 11:00 a.m. at the Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada 89502 (the "Meeting"), and at any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on June 29, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 16,851,592 shares of its Common Stock, $0.25 par value, and 5,762,495 shares of its Series A
Common   Stock,  $0.25   par  value  (collectively,  the  "Common
Stock").

     One-third of the outstanding shares entitled to vote and to be represented in person or by proxy at the Meeting will constitute a quorum for the conduct of business. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote.

     Each stockholder is entitled to one vote per share of Common Stock for the election of directors and on all other matters that may properly be brought before the Meeting. If the accompanying proxy is signed and returned, the shares represented thereby will
be  voted in accordance with any directions on the proxy.   If  a
proxy does not specify how the shares represented thereby are to be voted, it is intended that it will be voted for the director nominees named herein. Any stockholder giving the enclosed form of proxy may revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Company a document revoking the proxy or by submitting a proxy bearing a later date. The revocation of the proxy will not affect any vote taken prior to such revocation. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about July 24, 1998.

     The solicitation of all proxies will be made primarily by mail and the cost of such solicitation will be borne by the Company. The Company will reimburse fiduciaries, nominees, and others for their out-of-pocket expenses in forwarding proxy materials to
beneficial  owners.   Proxies  may  be  solicited  by  telephone,
telegraph, facsimile transmission, and in person by employees of the Company.

     Subject to applicable law, if any other matters properly come before the Meeting, the person named in the enclosed proxy will vote thereon in accordance with his judgment.

                      ELECTION OF DIRECTORS

     The Company's Board of Directors consists of eight directors. The Company's Articles of Incorporation provide for the division of the Board of Directors into four classes, designated Class I, Class II, Class III, and Class IV. Subject to applicable law, each class shall consist, as nearly as may be possible, of one-fourth of the total number of directors constituting the entire Board of Directors. The term of each directorship is four years and the terms of the four classes are staggered in a manner so that in most cases only one class is elected by the stockholders annually.

    However, at the Meeting, two classes of directors will be elected by the stockholders because William E. Carty and Charles
J. Bayer, two long-standing members of the Company's Board of Directors, have agreed to resign as Class I directors effective at the Meeting and run for election as Class IV directors. They have done so, at the Company's request, in order that the Class IV directors elected at the Meeting, neither of whom have served previously on the Company's Board of Directors, will stand again for reelection at the 1999 Annual Meeting of Stockholders.

    Accordingly, at the Meeting, two Class IV directors will be elected to serve until the 2002 Annual Meeting of Stockholders and two Class I directors will be elected to fill the vacancies created by the resignations of William E. Carty and Charles J. Bayer to serve until the 1999 Annual Meeting of Stockholders. It is the intention of the individual named in the enclosed form of proxy to vote for the four nominees named below unless instructed to the contrary. However, if any nominee named herein becomes unavailable to serve at the time of election (which is not anticipated), and, as a consequence, other nominees are designated, the person named in the proxy or other substitutes shall have the discretion or authority to vote or refrain from voting in accordance with his judgment with respect to other nominees. The two Class I and two Class IV director nominees receiving the largest number of votes in favor of their election will be elected as Class I and Class IV directors, respectively.

     Management Nominees For Election As Class IV Directors
            (To serve until the 2002 Annual Meeting)

                        William E. Carty
                        Charles J. Bayer

    WILLIAM E. CARTY, 71, has served as a Director of the Company since 1987 and as a Director of U-Haul International, Inc. ("U-Haul") since 1986. He has been associated with the Company since 1946. He has served in various executive positions in all areas
of the Company.   Mr. Carty retired from the Company in 1987.

    CHARLES J. BAYER, 58, has served as a Director of the Company since 1990 and has been associated with the Company since 1967.
He has served in various executive positions and has served as President of Amerco Real Estate Company since 1990.


      Management Nominee For Election As Class I Directors
            (To serve until the 1999 Annual Meeting)

                         John P. Brogan
                         James J. Grogan


    JOHN P. BROGAN, 54, is the Chairman of Muench-Kreuzer Candle Company. He has been involved with various companies including a seven year association with Alamo Rent-A-Car that ended in 1986. He is a member of the American Institute of Certified Public Accountants and served as Chairman of the Board of Trustees, College of the Holy Cross, from 1988 to 1996.

    JAMES J. GROGAN, 44, is the Senior Executive Vice President of
UDC  Homes,  one of the 15 largest home builders in America.   He
was the Managing Attorney for the Phoenix law firm of Gallagher & Kennedy from 1991 to 1996. He serves on the Board of Directors of several charitable organizations.


                 Directors Continuing In Office


                                   Name               Term Expires
                                   ----               ------------
Class II ..........................Edward J. Shoen    2000
Class II ..........................Richard J. Herrera 2000
Class III .........................John M. Dodds      2001
Class III .........................James P. Shoen     2001

    EDWARD J. SHOEN, 49, has served as a Director and Chairman of the Board of the Company since 1986, as President since 1987, as a Director of U-Haul since 1990, and as the President of U-Haul since 1991. Mr. Shoen has been associated with the Company since 1971.

    RICHARD J. HERRERA, 44, has served as a Director of the Company from 1991 to January 1997 and was reelected to the board in February 1997. Mr. Herrera has been associated with the Company since 1988. Mr. Herrera presently serves as Vice President of Marketing, Retail Sales for U-Haul.

    JOHN M. DODDS, 61, has served as a Director of the Company since 1987 and Director of U-Haul since 1990. Mr. Dodds has been associated with the Company since 1963. He served in regional field operations until 1986 and served in national field operations until 1994. Mr. Dodds retired from the Company in 1994.

    JAMES P. SHOEN, 38, has served as a Director of the Company since 1986, Vice President of the Company since 1989, and
Director of U-Haul since 1990. Mr. Shoen has been associated with the Company since 1976. He has served from 1990 to present as Executive Vice President of U-Haul.

       OTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

    The full Board of Directors of the Company met 4 times
during the fiscal year ended March 31, 1998. No director attended fewer than 75% of the meetings of the full Board of Directors and of the committees on which he served (during the periods that he served). The annual fee for all services as a director of the Company is $26,400, which is paid in equal monthly installments.

    The Board of Directors has established an Audit Committee, a Compensation Committee, and an Executive Finance Committee. The Company does not have a Nominating Committee. The Audit Committee is charged with reviewing the performance and independence of the Company's independent accounting firm. Its members are William E. Carty and Aubrey K. Johnson. The Audit Committee met one time during the fiscal year ended March 31, 1998. The Compensation Committee is comprised of Charles J. Bayer, William E. Carty, and Aubrey K. Johnson. The Compensation Committee did not meet during the fiscal year ending March 31, 1998. The Executive Finance Committee is responsible for supervising the financial affairs of the Company and has the authority to give final approval for the borrowing of funds on behalf of the Company without further action or approval of the Board of Directors. The Executive Finance Committee is comprised of Edward J. Shoen, Aubrey K. Johnson, and Charles J. Bayer.

    See "Security Ownership of Certain Beneficial Owners and Management" (pages 3-6), "Certain Relationships and Related Transactions" (pages 10), and "Shoen Litigation" (pages 10-12) for additional information relating to the directors and director nominees.


 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


    To the best of the Company's knowledge, the following table lists, as of June 30, 1998, (1) the beneficial ownership of the Company's equity securities of each director and director nominee of the Company, of each executive officer named on page 7, and of all directors and executive officers of the Company as a group, (2) the beneficial ownership of Common Stock of those persons who beneficially own more than five percent (5%) of Common Stock; and (3) the beneficial ownership of each director and director nominee of the Company, of each executive officer named on page 7, and of all directors and executive officers of the Company as a group, of the percentage of net payments received by such persons during the 1998 fiscal year in respect of fleet-owner contracts issued by U-Haul.

         Name and Address                Shares of     Percentage  Percentage
        of Beneficial Owner            Common Stock    of Common     of Net
                                       Beneficially      Stock     Fleet Owner
                                           Owned         Class      Contract
                                                                    Payments
Edward J. Shoen (1)(2)..................13,975,930        61.8         .005
   Chairman of the
   Board and President
   2727 N. Central Ave.
Phoenix, AZ 85004

Mark V. Shoen (1)(2)....................13,975,930        61.8         .007
   President, U-Haul Phoenix Operations
   2727 N. Central Ave.
   Phoenix, AZ 85004

James P. Shoen..........................13,975,930        61.8         .015
   Director and
   Vice President
   1325 Airmotive Way, Suite 100
   Reno, NV 89502

Paul F. Shoen...........................13,975,930        61.8         .004
   Director
   P.O. Box 524
   Glenbrook, NV 89413


Irrevocable Trust between Edward J.(3)..13,975,930        61.8         N/A
   Shoen and Oxford Life
   Insurance Company, as Trustee
   2721 N. Central Ave.
   Phoenix, AZ 85004

Irrevocable Trust between Mark V.(3)....13,975,930        61.8         N/A
   Shoen and Oxford Life
   Insurance Company, as Trustee
   2721 N. Central Ave.
   Phoenix, AZ 85004

Irrevocable Trust between James P.(3)...13,975,930        61.8         N/A
   Shoen and Oxford Life
   Insurance Company, as Trustee
   2721 N. Central Ave.
   Phoenix, AZ 85004

Irrevocable Trust between Paul F.(3)....13,975,930        61.8         N/A
   Shoen and Oxford Life
   Insurance Company, as Trustee
   2721 N. Central Ave.
   Phoenix, AZ 85004

The ESOP Trust(4).......................13,975,930        61.8         N/A
   2727 N. Central Ave.
   Phoenix, AZ 85004

Sophia M. Shoen.........................1,419,572         6.3         .016
   5104 N. 32nd Street
   Phoenix, AZ 85018

John M. Dodds...........................0                 0            N/A
   Director
   2727 N. Central Ave.
   Phoenix, AZ 85004

William E. Carty(1).....................0                 0           .041
   Director
   2727 N. Central Ave.
   Phoenix, AZ 85004

Charles J. Bayer........................1,881             **          .003
   Director
   2727 N. Central Ave.
   Phoenix, AZ 85004

John P. Brogan..........................0                 0            N/A
   Director Nominee
   2727 N. Central Ave.
   Phoenix, AZ 85004

James J. Grogan.........................0                 0            N/A
   Director Nominee
   2727 N. Central Ave.
   Phoenix, AZ 85004

Harry B. DeShong........................2,320             **           N/A
   Former Director of U-Haul
   2727 N. Central Ave.
   Phoenix, AZ 85004

Richard J. Herrera......................1,378             **           N/A
   Director
   2727 N. Central Ave.
   Phoenix, AZ 85004

Aubrey K. Johnson.......................0                 0            N/A
   Director
   2727 N. Central Ave.
   Phoenix, AZ 85004

Gary V. Klinefelter.....................2,947             **           N/A
   Secretary and General Counsel
   2727 N. Central Ave.
   Phoenix, AZ 85004

Gary B. Horton..........................2,092             **           N/A
   Treasurer
   1325 Airmotive Way, Suite 100
   Reno, NV 89502

Officers and Directors as a group.......13,993,676        61.9         .068
   (17 persons)(1)(5)


** The percentage of the referenced class beneficially owned is less than one percent.

(1) Edward J. Shoen, Mark V. Shoen, and William E. Carty beneficially own 12,600 shares (0.21%), 7,700 shares (0.13%), and 6,000 shares (0.10%) of the Company's Series A 8 1/2% Preferred Stock, respectively. The executive officers and directors as a group beneficially own 27,872 shares (0.46%) of the Company's Series A 8 1/2% Preferred Stock.

(2) This   number  includes  beneficial  ownership  of  shares
  attributed to a stockholder agreement dated as of May 1, 1992, as amended (the "Stockholder Agreement"), and includes shares directly owned by Edward J. Shoen (3,483,681); Mark V. Shoen (3,442,981); James P. Shoen (2,278,814); Paul F. Shoen
  (2,032,558); an Irrevocable Trust between Mark V. Shoen and Oxford Life Insurance Company ("Oxford"), as Trustee (527,604); an Irrevocable Trust between James P. Shoen and Oxford, as Trustee (337,426); an Irrevocable Trust between Paul F. Shoen and Oxford, as Trustee (71,976); an Irrevocable Trust between Edward J. Shoen and Oxford, as Trustee (559,443); and the ESOP Trust (1,241,447) (collectively the "Stockholder Group"). The shares listed as held by the ESOP Trust include only the unallocated Common Stock and the Common Stock allocated to the accounts of Edward J. Shoen (3,399), Mark V. Shoen (3,124), James P. Shoen (3,093), and Paul F. Shoen (779). These shares are not included in the number of shares directly owned by Edward J. Shoen, Mark V. Shoen, James
  P. Shoen, and Paul F. Shoen, as referenced in the first sentence of this footnote 2. The Stockholder Agreement restricts the disposition of shares of Common Stock to certain types of permitted dispositions. James P. Shoen, whose address is listed above, is the appointed attorney and authorized to vote the shares as agreed upon by the stockholders holding a majority of the shares subject to the Stockholder Agreement. The Stockholder Agreement will expire on March 5, 1999 unless earlier terminated (1) by the consent of stockholders holding more than 60% of the shares held under the Stockholder Agreement, (2) upon the effective date of certain mergers or consolidations involving the Company, or
  (3) at the election of Paul F. Shoen, upon the Company's failure to effect the registration of securities held by him. See footnote 4 below for information about the ESOP Trust and the ESOP Trustee's ability to vote the Common Stock held in the ESOP Trust.

(3) The trust agreement for each Irrevocable Trust prohibits the trustee from selling or otherwise disposing of any Company Common Stock, even if the trustee for any reason considers retention of such stock to be inappropriate as an investment policy for the trust.

(4) The complete name of the ESOP Trust is the ESOP Trust Fund for the AMERCO Employee Savings and Employee Stock Ownership Trust. The ESOP Trustee, which consists of three individuals without a past or present employment history or business relationship with the Company, is appointed by the Company's Board of Directors. Under the ESOP, each participant (or such participant's beneficiary) in the ESOP directs the ESOP
  Trustee with respect to the voting of all Common Stock allocated to the participant's account. All shares in the ESOP Trust not allocated to participants continue to be voted by the ESOP Trustee, subject to the Stockholder Agreement. As of June 30, 1998, of the 2,904,277 shares of Common Stock held by the ESOP Trust, 1,673,225 shares were allocated to participants and 1,231,052 shares remained unallocated. Of the 1,673,225 allocated shares, approximately 10,395 shares are allocated to members of the Stockholder Group, which shares are voted in accordance with the terms of the Stockholder Agreement. Further, additional shares of Common Stock not presently allocated to participants' accounts in the ESOP Trust will be allocated as certain debt obligations of the ESOP Trust are repaid, resulting in a reduction in the number of common shares subject to the Stockholder Agreement.

(5) The 13,993,676 shares include the shares beneficially owned by directors and officers as a result of the Stockholder Agreement discussed in footnote 2 above. Beneficial ownership of the shares of current officers and directors, without giving effect to the Stockholder Agreement discussed in footnote 2 is 12,762,624 shares, or approximately 56.4% of the outstanding shares of Common Stock as of June 30, 1998.

    To  the  best  of the Company's knowledge, there  are  no
  arrangements giving any stockholder the right to   acquire  the
  beneficial  ownership  of  any  shares  owned  by   any   other
  stockholder.

                     EXECUTIVE COMPENSATION

           The following Summary Compensation Table shows the annual compensation paid to (1) the Company's chief executive officer; (2) the four most highly compensated executive officers of the Company, other than the chief executive officer; and (3) Mr. DeShong, who would have been one of the Company's four most highly compensated executive officers had he been an executive officer of the Company at the end of fiscal 1998.

                   Summary Compensation Table

                                       Annual Compensation
                                    -----------------------------
                                                     All Other
                                     Salary  Bonus  Compensation
Name and Principal Position  Year    ($)(1)    ($)     ($)(2)
---------------------------  ----    ------  -----  ------------

Edward J. Shoen............. 1998   503,708       -     9,393
  Chairman of the Board and  1997   503,708       -     8,209
  President of AMERCO and    1996   572,939       -     8,231
  U-Haul

James P. Shoen.............. 1998   654,477       -     9,393
  Vice President and         1997   479,677       -     8,209
  Director of AMERCO         1996   240,251       -     8,231

Mark V. Shoen............... 1998   629,744       -     9,393
  President of U-Haul        1997   528,159       -     8,209
  Phoenix Operations         1996   325,255       -     8,231

Gary V. Klinefelter......... 1998   216,161  55,000     9,393
  Secretary and General      1997   210,005       -     8,209
  Counsel of                 1996   201,543       -     8,231
  AMERCO and U-Haul

Harry B. DeShong, Jr. (3)... 1998   182,336       -     9,393
  Former Director of U-Haul  1997   175,924       -     6,167
                             1996   170,116       -     5,927

Gary B. Horton.............. 1998   179,812       -     3,658
  Treasurer of AMERCO and    1997   154,009  93,391     7,504
  Assistant Treasurer of     1996   150,201       -     8,231
  U-Haul
____________________
(1) Includes annual fees paid to Directors of the Company.

(2) Represents the value of Common Stock allocated under the AMERCO Employee Savings, Profit Sharing and Employee Stock Ownership Plan.

(3) Mr. DeShong resigned January 1, 1998.


   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committed consists of Charles J. Bayer, William E. Carty, and Aubrey K. Johnson. Mr. Bayer is President of Amerco Real Estate Company, one of the Company's subsidiaries. Mr. Carty served in various executive positions in all areas of the Company until his retirement in 1987.

        The Company funded the plans of reorganization filed by William E. Carty and Aubrey K. Johnson under Chapter 11 of the federal bankruptcy laws as discussed in "Shoen Litigation."

             BOARD REPORT ON EXECUTIVE COMPENSATION

        While the Company established a Compensation Committee
in fiscal 1995 consisting of Charles J. Bayer, William E. Carty, and Aubrey K. Johnson, the entire Board of Directors reviewed and determined the amount of compensation paid to the Chairman of the Board and President for fiscal 1998. The determination was subjective and not subject to a specific criteria. Although the Board of Directors had primary authority with respect to compensation decisions for the Company's other executive officers during fiscal 1998, the Chairman of the Board and President has historically made these decisions with the counsel of individual Board members, subject to the ability of the full Board to revise or override these decisions. Executive compensation was set at levels designed to retain the Company's executive officers and was based on subjective factors such as his perception of each officer's performance and changes in functional responsibility.

        In   addition   to  its  involvement   in   executive
compensation matters as described above, the Board of Directors determines the amount, if any, of the Company's contribution pursuant to the AMERCO Employee Savings, Profit Sharing and Employee Stock Ownership Plan.

        The Company's stockholders approved a stock option plan at the 1992 Annual Meeting of Stockholders. The stock option plan is designed to attract and retain employees upon whose judgment and effort the Company's success is dependent. As of June 30, 1998, no awards had been made under such plan.

    Charles J. Bayer , William E.  Carty,  Aubrey K. Johnson



                        PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return on the Company's Common Stock for the period March 31, 1993 through March 31, 1998 with the cumulative total return on the Dow Jones Composite Average and the Dow Jones Transportation Average. The comparison assumes that $100 was invested on March 31, 1993 in the Company's Common Stock and in each of the comparison indices. Because no active trading market for the Company's Common Stock existed prior to November 1994, the graph reflects the annual Common Stock appraisals obtained in connection with the AMERCO Employee Savings, Profit Sharing and Employee Stock Ownership Plan for 1993 through 1994 and the closing price of the Common Stock trading on Nasdaq on March 31, 1995, 1996, 1997, and 1998.

 (The following descriptive data is supplied in accordance with
                 Rule 304(d) of Regulation S-T)

                                   1993    1994    1995    1996   1997   1998
AMERCO                           100.00  109.68  137.90  156.45 164.52 198.39
Dow Jones Composite Average      100.00  101.45  108.54  141.81 161.14 223.87
Dow Jones Transportation Average 100.00  104.15  104.18  137.07 150.20 227.83

                EXECUTIVE OFFICERS OF THE COMPANY

   The Company's Executive officers as of June 30, 1998, were:

      Name           Age                 Office
      ----           ---                 ------
Edward J. Shoen       49   Chairman of the Board, President,
                           and Director
Mark V. Shoen         47   President of U-Haul Phoenix
                           Operations
James P Shoen         38   Director and Vice President
William E. Carty      71   Director and Director Nominee
John M. Dodds         61   Director
Charles J. Bayer      58   Director and Director Nominee
Richard J. Herrera    44   Director
Gary B. Horton        54   Treasurer
Gary V. Klinefelter   50   Secretary and General Counsel
John A. Lorentz       71   Assistant Secretary
George R. Olds        56   Assistant Secretary
Rocky D. Wardrip      40   Assistant Treasurer
Donald W. Murney      38   Treasurer of U-Haul
John C. Taylor        40   Director of U-Haul
David G. Schmeltz     40   Director of U-Haul

   See "Election of Directors" on pages 1-3 above for information regarding Edward J. Shoen, William E. Carty, Charles Bayer, James
P. Shoen, John M. Dodds, and Richard J. Herrera.

    Mark V. Shoen served as a Director of the Company from 1990 until February 1997. He has served as a Director of U-Haul from 1990 until November 1997. He served from 1990 to 1994 as Executive Vice President of Product for U-Haul and has served as President, Phoenix Operations, from 1994 to present.

    Gary B. Horton has served as Treasurer of the Company since 1982 and serves as Assistant Treasurer of U-Haul. His previous positions include Treasurer of U-Haul. He has been associated with the Company since 1969. In 1995 Mr. Horton was involved in a traffic accident that resulted in a fatality. As a result of the accident, Mr. Horton pled guilty to aggravated assault. On December 6, 1996, Mr. Horton was given a suspended sentence and placed on three years probation.

    Gary V. Klinefelter, Secretary of the Company since 1988  and
Secretary of U-Haul since 1990, is licensed as an attorney in Arizona and has served as General Counsel of the Company and U-Haul since June 1988.

   John A. Lorentz, Assistant Secretary of the Company since 1988 and Assistant Secretary of U-Haul since 1990, is licensed as an attorney in Oregon and has been associated with the Company since 1953. His previous positions include Secretary of the Company and U-Haul.

    George R. Olds, Assistant Secretary of the Company and U-Haul since 1993, has been associated with the Company since 1975 as a member of the U-Haul legal department specializing in taxation.

    Rocky D. Wardrip, Assistant Treasurer of the Company since 1990, has been associated with the Company since 1978 in various capacities within accounting and treasury operations. Mr. Wardrip previously served as Assistant Treasurer of U-Haul from 1988 to 1990.

   Donald W. Murney, has been Treasurer of U-Haul since 1990. He was previously employed as the Senior Vice President and Chief
Financial Officer of Coury Financial Services.

    John  C.  Taylor,  Director of U-Haul since  1990,  has  been
associated  with  the Company since 1981.   He  is  presently  an
Executive Vice President of U-Haul.

    David G. Schmeltz, Director of U-Haul since March 1998, has been associated with the Company since 1985. He served in regional field operations until 1995. He is presently Senior
Executive Vice President of U-Haul.

    Edward J., Mark V., and James P. Shoen are brothers.  William
E. Carty is the uncle of Edward J. and  Mark V. Shoen.

    On February 21, 1995, Edward J. Shoen, James P. Shoen, Aubrey
K. Johnson, John M. Dodds, and William E. Carty filed for protection under Chapter 11 of the federal bankruptcy laws in connection with certain litigation as more fully described in "Shoen Litigation."


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


   The Company funded the plans of reorganization filed by Edward
J. Shoen, James P. Shoen, William E. Carty, Aubrey K. Johnson, and John M. Dodds under Chapter 11 of the federal bankruptcy laws as more fully described in "Shoen Litigation." Edward J. Shoen and James F. Shoen are major stockholders, directors, and officers of the Company. William E. Carty, Aubrey K. Johnson, and John M. Dodds are directors of the Company.

    During  fiscal  year  1998, U-Haul  purchased  $2,816,000  of
printing  from  Form  Builders, Inc.   Mark  V.  Shoen   and  his
daughter are  major stockholders of Form Builders, Inc.

    During fiscal 1998, a subsidiary of the Company held various senior and junior notes of SAC Holdings Corporation and its subsidiaries ("SAC Holdings"). The voting common stock of SAC
Holdings is held by Mark V. Shoen, a major stockholder and officer of the Company. The Company's subsidiary received principal payments of $1,047,000 and interest payments of $6,847,000 from SAC Holdings during fiscal 1998. The notes receivable balance outstanding at March 31, 1998 was, in the aggregate, $66,111,000. The notes have interest rates ranging from 8.7% to 13.0%. The largest aggregate amount outstanding during the fiscal year ended March 31, 1998 was $66,111,000. During fiscal 1998, a subsidiary of the Company funded the purchase of a number of properties and construction costs for SAC Holdings of approximately $24,574,000. Three of the properties were purchased from the Company at a purchase price equal to the Company's acquisition cost plus capitalized costs. The Company currently manages the properties owned by SAC Holdings pursuant to a management agreement, under which the Company receives a management fee equal to 6% of the gross receipts from the properties. The Company received management fees of $1,860,000 during fiscal 1998. The management fee is consistent with the fees received by the Company for other properties managed by the Company.

   See "Shoen Litigation" for additional transactions between the
Company  and  its  affiliates.   Management  believes  that   the
foregoing transactions were consummated on terms equivalent to those that prevail in arm's-length transactions.

                        SHOEN LITIGATION

    A judgment was entered on February 21, 1995, in an action in the Superior Court of the State of Arizona, Maricopa County, entitled Samuel W. Shoen, M.D., et al. v. Edward J. Shoen, et al., No. CV88-20139, instituted August 2, 1988 (the "Shoen Litigation") against Edward J. Shoen, James P. Shoen, Paul F. Shoen, Aubrey K. Johnson, John M. Dodds, and William E. Carty, who are members of the Board of Directors of the Company. The Company was also a defendant in the action as originally filed, but was dismissed from the action on August 15, 1994. The plaintiffs (certain members of the Shoen family and their affiliates) alleged, among other things, that certain of the individual plaintiffs were wrongfully excluded from sitting on the Company's Board of Directors in 1988 through the sale of Common Stock to certain key employees. That sale allegedly prevented the plaintiffs from gaining a majority position in the Company's Common Stock and control of the Company's Board of Directors. The plaintiffs alleged various breaches of fiduciary duty and other unlawful conduct by the individual defendants and sought equitable relief, compensatory damages, punitive damages, and statutory post judgment interest.

    Based on the plaintiffs' theory of damages, the court ruled that the plaintiffs elected as their remedy in this lawsuit to transfer their shares of stock in the Company to the defendants upon the satisfaction of the judgment. The judgment was entered against the defendants in the amount of approximately $461.8 million plus interest and taxable costs. In addition, judgment was entered against Edward J. Shoen in the amount of $7 million as punitive damages. On March 23, 1995, Edward J. Shoen filed a notice of appeal with respect to the award of punitive damages and the plaintiffs have subsequently cross appealed the judge's remittitur of the punitive damages from $70 million to $7 million. Both appeals were denied by the Court of Appeals of the State of Arizona on July 24, 1997 and the Supreme Court of the State of Arizona denied review of the case on March 17, 1998. Edward J. Shoen has filed an appeal with the United States Supreme Court on July 15, 1998, with respect to the award of punitive damages.

    Pursuant to separate indemnification agreements, the Company has agreed to indemnify the defendants to the fullest extent permitted by law or the Company's Articles of Incorporation or By-Laws, for all expenses and damages incurred by the defendants in this proceeding, subject to certain exceptions.

    On February 21, 1995, Edward J. Shoen, James P. Shoen, Aubrey
K. Johnson, John M. Dodds, and William E. Carty (the "Director-Defendants") filed for protection under Chapter 11 of the federal bankruptcy laws, resulting in the issuance of an order automatically staying the execution of the judgment against those defendants. In late April 1995, the Director-Defendants, in cooperation with the Company, filed plans of reorganization in the United States Bankruptcy Court for the District of Arizona, all of which proposed the same funding and treatment of the plaintiffs' claims resulting from the judgment in the Shoen Litigation. The plans of reorganization, as amended and restated on February 29, 1996, were confirmed by the bankruptcy court on March 15, 1996. The plans, as confirmed, shall collectively be referred to as the "Plan."

   On October 17, 1995 the Company entered into an agreement (the "Agreement") with the Director-Defendants whereby the Company agreed, among other things, to fund the Plan and to release the Director-Defendants from all claims the Company may have against them arising from the Shoen Litigation. In addition, the Director-Defendants agreed (1) to release, subject to certain exceptions, the Company from any claim they may have against it pursuant to any indemnification agreements and (2) to assign all rights they have under the Shoen Litigation to the Company.

    Pursuant to the Plan, the Company repurchased the plaintiffs' 18,254,976 shares of Common Stock. As a result, the judgment in the Shoen Litigation was satisfied in full. On October 1, 1996, the Director-Defendants emerged from bankruptcy upon the filing of notice with the bankruptcy court that the effective date of the Plan had occurred and that the Plan had been performed and was substantially consummated.

    As of the date hereof, an issue remains regarding whether or not the plaintiffs are entitled to statutory post-judgment interest at the rate of ten percent (10%) per year from February 21, 1995 (the date the Director-Defendants filed for protection under Chapter 11) until the judgment was satisfied. On July 19, 1996, the bankruptcy court ruled that the plaintiffs are entitled to such interest. The Director-Defendants and the Company have appealed the court's decision. As discussed above, the Company has deposited approximately $48.2 million into an escrow account to secure payment of the disputed interest, pending the final resolution of this issue (including all appeals by either side). If the interest issue is decided adversely to the Company and the Director-Defendants, the amount deposited into the escrow account will be transferred to the plaintiffs.

    On September 7, 1995, Paul F. Shoen, a major stockholder of the Company and Director, filed a complaint in the Ninth Judicial District Court of the State of Nevada, Douglas County, entitled Paul F. Shoen v. AMERCO, Case No. 95-CV-0227. The complaint, as amended on March 9, 1998, alleges that by failing to reimburse him for expenses, including attorneys' fees and other charges, incurred by him in the Shoen Litigation and in the subsequent bankruptcy proceedings, the Company breached his indemnification agreement with the Company. Mr. Shoen alleges that the Company has caused damages of no less than $297,183 as of September 7, 1995, and seeks additional amounts to be alleged at trial. The Company has denied the allegations and believes it has valid defenses against his claims. Paul F. Shoen filed a motion for partial summary judgment on November 15, 1995, and the Company filed an opposition and cross-motion for partial summary judgment on December 11, 1995. This matter was heard on November 12, 1996 and both motions were denied.

    Sophia M. Shoen, a major stockholder of the Company, entered into an agreement with the Company resolving a lawsuit in the Second Judicial District Court of the State of Nevada, Case No. CV96-01628 arising out of an arbitration proceeding entitled JAMS-ENDISPUTE Link No. 940517195. In the arbitration proceeding, Sophia Shoen alleged that the Company breached her Share Repurchase and Registration Rights Agreement, dated as of May 1, 1992 (the "Rights Agreement"), with the Company by failing to timely register the sale of her shares of Common Stock which were sold to the public in November 1994. Pursuant to the agreement, (1) the Company paid Sophia M. Shoen $1.25 million,
(2) the Rights Agreement was terminated, (3) Sophia M. Shoen released the Company and others from any liability relating to the foregoing proceedings and the Rights Agreement, (4) the Company released Sophia M. Shoen and others from any liability relating to the foregoing proceedings and the Rights Agreement, and (5) the shares of Common Stock held by Sophia M. Shoen was released from the Stockholder Agreement.


                 INDEPENDENT PUBLIC ACCOUNTANTS

    It is contemplated that the Company's financial statements as of March 31, 1999, and for the year then ending will be examined by Price Waterhouse LLP, independent certified public accountants. Representatives of Price Waterhouse LLP will not be present at the Meeting.


                    SECTION 16(a) BENEFICIAL
                 OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and owners of ten percent or more of the Company's Common Stock to file ownership reports with the Securities and Exchange Commission. To the best of the Company's knowledge, based solely on a review of copies of Section 16 reports it has received, all filings required of the Company's officers and directors are current and in compliance with the Securities Exchange Act of 1934.


          STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    For inclusion in the proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders, a proposal intended for presentation at that meeting must be submitted in accordance with the applicable rules of the Securities and Exchange Commission and received by the Secretary of AMERCO, c/o U-Haul International, Inc., 2721 North Central Avenue, Phoenix, Arizona 85004, on or before March 26, 1999. Proposals to be presented at the 1999 Annual Meeting of Stockholders that are not intended for inclusion in the proxy statement and form of proxy must be submitted in accordance with the applicable provisions of the Company's By-Laws, a copy of which is available upon written request, delivered to the Secretary of AMERCO at the address in the preceding sentence. The Company suggests that proponents submit their proposals to the Secretary of AMERCO by Certified Mail-Return Receipt Requested.

                          OTHER MATTERS

    A  copy  of  the Company's Annual Report for the fiscal  year
ended March 31, 1998 is enclosed with this Proxy Statement.   The
Annual Report is not to be regarded as proxy solicitation material.

    THE COMPANY WILL PROVIDE TO EACH STOCKHOLDER OF RECORD ON THE RECORD DATE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1998, INCLUDING THE REQUIRED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES. WRITTEN REQUESTS FOR THIS INFORMATION SHOULD BE DIRECTED TO:
MANAGER, FINANCIAL REPORTING, U-HAUL INTERNATIONAL, INC., P.O. BOX 21502, PHOENIX, ARIZONA 85036-1502.

                            EXHIBIT A

           AMERCO 1998 ANNUAL MEETING OF STOCKHOLDERS

                         August 28, 1998

                          Reno, Nevada

                       MEETING PROCEDURES

In  fairness  to  all  stockholders  attending  the  1998  Annual
Meeting, and in the interest of an orderly meeting, we ask you to honor the following:

    A. Admission to the meeting is limited to stockholders of record or their proxies. Stockholders of record voting by proxy will not be admitted to the meeting unless their proxies are revoked, in which case the holders of the revoked proxies will not be permitted to attend the meeting. The meeting will not be open to the public. The media will not be given access to the meeting through the proxy process.

    B. Cameras and recording devices of all kinds (including stenographic) are prohibited in the meeting room.

    C. After calling the meeting to order, the Chairman will require the registration of all stockholders intending to vote in person, and the filing of all proxies with the teller. After the announced time for such filing of proxies has ended, no further proxies or changes, substitutions, or revocations of proxies will be accepted. (Bylaws, Article II, Section 9)

    D. The Chairman of the meeting has absolute authority to determine the order of business to be conducted at the meeting and to establish rules for, and appoint personnel to assist in, preserving the orderly conduct of the business of the meeting (including any informal, or question-and-answer, portions thereof). (Bylaws, Article II, Section 9)

    E. When an item is before the meeting for consideration, questions and comments are to be confined to that item only.

    F. Pursuant to Article II, Section 5 of the Company's Bylaws, only such business (including director nominations) as shall have been properly brought before the meeting shall be conducted.

    Pursuant to the Company's Bylaws, in order to be properly brought before the meeting, such business must have either been
(1) specified in the written notice of the meeting given to stockholders on the record date for such meeting by or at the direction of the Board of Directors, (2) brought before the meeting at the direction of the Board of Directors or the Chairman of the meeting, or (3) specified in a written notice given by or on behalf of a stockholder on the record date for such meeting entitled to vote thereat or a duly authorized proxy for such stockholder, in accordance with all of the following requirements.

    (a) Such notice must have been delivered personally to, or mailed to and received at, the principal executive office of the corporation, addressed to the attention of the Secretary no later than March 31, 1998.

    (b)   Such notice must have set forth:

       (i) a full description of each such item of business proposed to be brought before the meeting and the reasons for conducting such business at such meeting,

       (ii) the name and address of the person proposing to bring such business before the meeting,

       (iii) the class and number of shares held of record, held beneficially, and represented by proxy by such person as of the record date for the meeting,

       (iv) if any item of such business involves a nomination for director, all information regarding each such nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission ("SEC") pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, or any successor thereto (the "Exchange Act"), and the written consent of each such nominee to serve it elected,

       (v) any material interest of such stockholder in the specified business,

       (vi) whether or not such stockholder is a member of any partnership, limited partnership, syndicate, or other group pursuant to any agreement, arrangement, relationship, understanding, or otherwise, whether or not in writing, organized in whole or in part for the purpose of acquiring, owning, or voting shares of the corporation, and

       (vii) all other information that would be required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act.

    No business shall be brought before any meeting of the Company's stockholders otherwise than as provided in this Section. The Chairman of the meeting may, if the facts warrant, determine that any proposed item of business or nomination as director was not brought before the meeting in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the improper item of business or nomination shall be disregarded.

    G. At the appropriate time, any stockholder who wishes to address the meeting should do so only upon being recognized by the Chairman of the meeting. After such recognition, please state your name, whether you are a stockholder or a proxy for a stockholder, and, if you are a proxy, name the stockholder you represent. All matters should be concisely presented.

    H. A person otherwise entitled to attend the meeting will cease to be so entitled if, in the judgment of the Chairman of the meeting, such person engages thereat in disorderly conduct impeding the proper conduct of the meeting against the interests of all stockholders as a group. (Bylaws, Article II, Section 6)

    I. If there are any questions remaining after the meeting is adjourned, please take them up with the representatives of the Company at the Secretary's desk. Also, any matters of a personal nature that concern you as a stockholder should be referred to these representatives after the meeting.

    J. The views, constructive comments and criticisms from stockholders are welcome. However, it is requested that no matter be brought up that is irrelevant to the business of the Company.

    K. It is requested that common courtesy be observed at all times.

    Our objective is to encourage open communication and the free expression of ideas, and to conduct an informative and meaningful meeting in a fair and orderly manner. Your cooperation will be sincerely appreciated.

PROXY

AMERCO

ANNUAL MEETING DATE:

August 28, 1998

THIS PROXY IS SOLICITED ON BEHALF OF

THE COMPANY'S BOARD OF DIRECTORS


John  M.  Dodds  is hereby appointed proxy, with  full  power  of substitution,  to vote all shares of stock which I  am  (we  are)
entitled   to  vote  at  the  AMERCO  1998  Annual   Meeting   of
Stockholders, and at any adjournment thereof.

Election of Directors:

[  ]  For  all Nominees listed below except as  [  ]  Withhold  Authority
marked  to  the  contrary below                 to vote marked for all nominees
                                                listed below

(INSTRUCTIONS:  To withhold authority to vote for any  individual nominee,

strike line through the nominee's name below.)

CLASS IV (term expires 2002) William E. Carty, Charles J. Bayer

CLASS I  (term expires 1999)    __________________, ________________________


This proxy, when properly executed, will be voted as specified above. If no specific directions are given, this proxy will be voted for the nominees listed above and, with respect to such other business as may properly come before the meeting, in accordance with the discretion of the appointed proxy. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Signature(s) _______________________   Dated _________________

Please  sign  exactly as your name appears.  Joint owners  should
both  sign.   Fiduciaries, attorneys, corporate  officers,  etc.,
should state their capacities.